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                                    [GRAPHIC]


                              The Italy Fund Inc.


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                                                             Semi-Annual Report
                                                                  July 31, 2002

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Dear Shareholder:

Enclosed herein is the semi-annual report for The Italy Fund Inc. ("Fund") for the period ended July 31, 2002. In this report, we summarize what we believe to be the period's prevailing economic and market conditions and outline our investment strategies. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

Special Notice to Shareholders/1/

The Board of Directors of The Italy Fund Inc. announced on June 28, 2002 that it unanimously adopted performance standards designed to foster desirable investment strategies of the Fund and to enhance benefits the Fund provides to its shareholders. The announcement stated that the Board expressed its belief that its closed-end format affords the Fund with opportunities to invest with flexibility not generally available to open-end investment companies. On the other hand, the Board is cognizant that shares of closed-end investment companies may often trade in the market at a discount from their net asset value ("NAV")./2/ In that regard, the Board noted that the average weekly discount to the NAV for shares of the Fund has decreased from 16.36% in 1999 to 12.75% in 2000, 9.69% in 2001 and 9.04% for 2002 (as of June 21, 2002). During
these periods the Fund generally outperformed relevant benchmark indices, including the Morgan Stanley Capital International Italy Index ("MSCI Italy Index")./3/

In order to reinforce its commitment to seeking outstanding investment performance and its interest in the market price of the Fund's shares, the Board, after consultation with its Investment Adviser, Smith Barney Fund Management LLC, has established the following two criteria for the Fund. For the next two years commencing June 28, 2002, the Fund must (1) maintain an average market price per share that does not result in a discount to the NAV exceeding 10% over the immediately concluded rolling 12-month period and (2) outperform the MSCI Italy Index over a rolling 12-month period based on the performance of the Fund before deduction of expenses calculated on a monthly basis.

--------
1 The information in this "Special Notice to Shareholders" is derived from a corporate press release dated June 28, 2002.
2 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the Fund's shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply of and demand for the Fund's shares.
3 The MSCI Italy Index is comprised of 50 companies traded on the Milan Stock
  Exchange. Please note that an investor cannot invest directly in an index.

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The Board indicated that if the Fund failed to meet either of the criteria, the
Board would promptly consider actions designed to provide enhanced liquidity for shareholders, including proposals to convert the Fund from a closed-end to an open-end fund or to combine the Fund with an open-end fund with a compatible investment objective and portfolio of securities. While committed to taking appropriate action, there can be no assurance that the Board will take any particular action other than to act as it determines to be in the best interests of the Fund and its shareholders.

Investment Strategy

The Fund is a closed-end, non-diversified management investment company that seeks long-term capital appreciation through investing substantially all, but not less than 80%,/4/ of the value of the Fund's net assets in Italian investments. The Fund seeks to invest in sound companies with strong growth potential, as our belief is that quality companies should thrive through economic and market climates.

Performance Update

The following performance figures include the six-month reporting period total return statistics ended July 31, 2002./5/ For the six-month period, the Fund (NYSE: "ITA") returned 3.59% in terms of market price, based upon a closing market price of $6.39 on January 31, 2002 and a closing market price of $6.45 as of the period's close, and 5.07% in terms of NAV, based upon a closing NAV of $7.15 on January 31, 2002 and a closing NAV price of $7.32 as of July 31, 2002./6/ By comparison, the benchmark MSCI Italy Index returned negative 5.59%, the Milan MIBtel 30 Index/7/ returned negative 7.25%, and the BCI General Index/8/ returned negative 6.93% for the same period. On May 29, 2002, the Fund announced a long-term capital gain of $0.1774 per share. The record date was June 25, 2002, the ex-date was June 21, 2002 and the payable date was June 28, 2002.

--------
4 In accordance with a rule recently adopted by the Securities and Exchange
  Commission ("SEC"), the Fund will invest at least 80% of the value of its net assets in Italian "investments" and should the Board decide to change this policy, it will give shareholders at least 60 days notice.
5 Returns are in U.S.-dollar terms.
6 NAV return reflects a long-term capital gain of $0.1774 per share.
7 The MIBtel 30 Index is comprised of 30 of the most liquid and highly capitalized stocks listed on the Milan Stock Exchange, which account for 70% of the exchange's total market capitalization. Please note that an investor cannot invest directly in an index.
8 The BCI General Index is comprised of 296 companies traded on the Milan Stock
  Exchange. Please note that an investor cannot invest directly in an index. (Source for index return: FactSet).

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The following table summarizes the Fund's performance and that of the MSCI
Italy Index returns for the six-month, one-, three-, five- and ten-year periods ended July 31, 2002.

                      Performance of The Italy Fund Inc.*

                         The Italy Fund Inc.
                     ---------------------------
                     Net Asset Value Market Price MSCI Italy Index
                     --------------- ------------ ----------------
             6-month       5.07%         3.59%          (5.59)%
             1-year       (1.45)        (4.99)         (17.27)
             3-year        5.89          7.86           (7.89)
             5-year       13.23         14.89            2.93
             10-year      10.61         10.11            7.03

* Data for fund performance are derived from Lipper, Inc. and are presented according to net asset value ("NAV") followed by market price. Average annual total returns are based on each respective period above, as of July 31, 2002. NAV and market price calculations include reinvestment of dividends and capital gains, excluding sales charges. Lipper, Inc. is a nationally recognized, independent organization that reports on total return performance and rankings for investment products. Past performance is not indicative of future results.

Portfolio Manager Market Review

The reporting period began on a brighter note as equities trading in Italy's markets advanced in February and March, but stocks retreated in April on renewed macro-economic concerns and questions regarding the outlook for corporate earnings. Furthermore, political tensions in the Middle East coupled with the volatile performance in the U.S. markets, in our view, contributed to the weaker results in Italy's markets.

Beginning in January and throughout the Fund's first fiscal quarter of this year (ending April 30), the media, consumer cyclical and banking sectors of Italy's markets generated strong performances relative to other sectors. By comparison, the telecommunications and technology sectors generally reported less favorable results than many other equity categories. Within the financial sector, many bank stocks - in which the Fund was underweighted versus the MSCI Italy Index - generated strong performances, while the insurance sector posted considerably weaker results during the period. Smaller-cap stocks trading in Italy's market,/9/ which generated weak performances last year, gained momentum during the period, positively contributing to the Fund's performance. Our investment approach when selecting equities has remained focused on investment in small- and mid-cap holdings.

--------
9 Investment in small-capitalization companies may involve a higher degree of risk than investments in larger, more established companies.

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Italian equity markets proved volatile during the second fiscal quarter. Stocks in the banking sector, in which the Fund was underweighted versus the benchmark, were pressured by the slowdown in traditional lending growth and the retreat of global stock markets. Stocks in the insurance sector, in which the portfolio also maintained an underweight position relative to the benchmark, retreated about 40% to 50% over the last four months, as investors became concerned over exposure to falling global equity markets and solvency margins at some large European insurance companies. The Fund was underweighted in cyclical stocks yet overweighted in Italian telecom stocks - two sectors that also came under pressure - relative to the benchmark MSCI Italy Index. However, the Fund was overweighted in Italy's media sector, which has significantly outperformed the Italian market as well as many European markets, as a result of cost-cutting measures, higher magazine prices and lower paper prices. The Fund was also overweighted in smaller consumer-related companies (compared to the MSCI Italy Index), which generally proved to be more resilient than other sectors during the reporting period.

During the fiscal second quarter, the Fund added to its positions in Brembo S.p.A., Amplifon S.p.A., Saeco International Group S.p.A., Caltagirone Editore S.p.A., and established a new position in GranitiFiandre S.p.A. As of the period's close, the Fund's top-10 holdings were Telecom Italia S.p.A., Recordati S.p.A., Telecom Italia Mobile S.p.A., Autogrill S.p.A., Italcementi S.p.A., Saipem S.p.A., Autostrade S.p.A., Parmalat Finanziara S.p.A., Gruppo Editorale L 'Espresso S.p.A. and Ducati Motor Holding S.p.A.

Furthermore, since the inception of the share repurchase plan that the Fund commenced in 1998, the Fund has repurchased 1,677,707 shares with a total cost of $25,375,872. For the recent six-month reporting period ended July 31, the Fund has repurchased 22,800 shares of the Fund with a total cost of $149,789.

Portfolio Manager Market Outlook

Equities in Italy continue to be relatively less expensive than those trading in European and U.S. markets on a valuation basis, according to our findings. As of the end of the reporting period, stocks in Italy were selling at approximately 5.4 times 2002 price-to-cash flow estimates; those in Europe were trading at approximately 7.6 times, and equities in the U.S. were selling at
9.2 times 2002 price-to-cash flow estimates.

We have previously informed the Fund's shareholders that many changes are transpiring in Italy. They include mandatory quarterly reporting (since January 1, 2002) and enhancing pension reform, among other considerations. Based upon recent valuations of the Italian stock markets versus European markets over the past decade, we maintain a constructive approach towards investing in Italy in terms of our outlook over the next several years. In terms of our investment approach when

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selecting equities, we continue to favor investments in Italian small- and mid-cap stocks that, in our view, are underowned and underfollowed.

We appreciate your entrusting us to manage your capital through your investment in The Italy Fund Inc. We look forward to continuing to serve you by employing our vast global research capabilities when managing your capital to help you address your investment management objectives.

             Sincerely,

             /s/ Heath B. McLendon                 /s/ Mario d'Urso
             Heath B. McLendon                     Mario d'Urso
             Chairman                              President

             /s/ Rein W. van der Does
             Rein W. van der Does
             Vice President and Investment Officer

August 12, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets held in various sectors will remain the same. Please refer to pages 7 and 8 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of July 31, 2002 and is subject to change. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions.

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The Italy Fund's Sectorial Structure*
--------------------------------------------------------------------------------
July 31, 2002 (unaudited)

                                    [CHART]

Automotive                                          8%
Banking                                             3%
Construction                                        5%
Consumer Staples - Food                            11%
Energy Exploration                                  5%
Healthcare Equipment and Supplies                   2%
Household Durables                                  2%
Insurance                                           2%
Lottery Services                                    2%
Media Group                                         6%
Miscellaneous                                       1%
Pharmaceuticals                                    14%
Short-Term Investment and Repurchase Agreement      4%
Telecommunications - Telephone                     15%
Telecommunications - Wireless                      13%
Utilities                                           7%


MSCI Italy Index Sectorial Structure
--------------------------------------------------------------------------------
July 31, 2002 (unaudited)

               [CHART]

Automotive                        5%
Banking                          22%
Consumer Products                 1%
Energy/Gas                       23%
Construction                      0%**
Pharmaceuticals                   1%
Insurance                        13%
Media/Printing                    4%
Telecommunications               23%
Textiles/Clothing                 1%
Utilities                         6%
Miscellaneous                     1%


*  As a percentage of total investments.
** Represents less than 1% of total investments.


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The Italy Fund Inc.

Schedule of Investments
July 31, 2002 (unaudited)
--------------------------------------------------------------------------------

Shares                Security                 Value
-------------------------------------------------------

COMMON STOCK -- 96.0%
Automotive -- 7.7%
250,000 Brembo S.p.A.+...................... $1,334,569
900,000 Ducati Motor Holding S.p.A.++.......  1,363,758
                                             ----------
                                              2,698,327
                                             ----------
Banking -- 2.9%
220,000 Banca Fideuram S.p.A.+..............  1,017,113
                                             ----------
Construction -- 4.7%
180,000 Italcementi S.p.A.+.................  1,671,419
                                             ----------
Consumer Staples - Food -- 11.2%
260,027 Autogrill S.p.A.+...................  2,534,230
550,000 Parmalat Finanziara S.p.A.+.........  1,427,621
                                             ----------
                                              3,961,851
                                             ----------
Energy Exploration -- 4.8%
250,000 Saipem S.p.A........................  1,674,945
                                             ----------
Healthcare Equipment and Supplies -- 1.8%
 30,000 Amplifon S.p.A......................    630,308
                                             ----------
Household Durables -- 2.5%
300,000 Saeco International Group S.p.A.....    887,427
                                             ----------
Insurance -- 1.8%
239,300 Bayerische Vita S.p.A...............    639,897
                                             ----------
Lottery Services -- 2.3%
100,000 Lottomatica S.p.A...................    827,678
                                             ----------
Media Group -- 6.2%
150,000 Caltagirone Editore S.p.A...........    852,165
363,316 Gruppo Editoriale L'Espresso S.p.A.+  1,341,622
                                             ----------
                                              2,193,787
                                             ----------
Miscellaneous -- 1.2%
 42,200 ETF Group++#........................     34,639
 50,000 GranitiFiandre S.p.A................    396,208
                                             ----------
                                                430,847
                                             ----------
Pharmaceuticals -- 14.2%
200,000 Recordati S.p.A.....................  4,999,368
                                             ----------

See Notes to Financial Statements.

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The Italy Fund Inc.

Schedule of Investments
July 31, 2002 (unaudited) (continued)
--------------------------------------------------------------------------------

  Shares                       Security                         Value
------------------------------------------------------------------------
Telecommunications - Telephone -- 14.8%
   990,000 Telecom Italia S.p.A. di Risp NC+*............... $ 5,236,407
                                                             -----------
Telecommunications - Wireless -- 12.6%
   990,000 Telecom Italia Mobile S.p.A.+....................   4,431,552
                                                             -----------
Utilities -- 7.3%
   200,000 Autostrade S.p.A.+...............................   1,622,052
   100,000 Italgas S.p.A.+..................................     949,135
                                                             -----------
                                                               2,571,187
                                                             -----------
           TOTAL COMMON STOCK
           (Cost -- $22,969,219)............................  33,872,113
                                                             -----------
------------------------------------------------------------------------
   Face
  Amount                       Security                         Value
------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 3.9%
$1,402,535 Euro Time Deposit, 3.000% due 8/1/02
           (Cost -- $1,383,320).............................   1,373,783
                                                             -----------
REPURCHASE AGREEMENT -- 0.1%
    32,000 J.P. Morgan Chase & Co., 1.750% due 8/1/02;
             Proceeds at maturity -- $32,002; (Fully
             collateralized by Federal Farm Credit Discount
             Notes, Federal Home Loan Bank Discount Notes,
             Federal Home Loan Mortgage Corp. Discount
             Notes and Federal National Mortgage Association
             Discount Notes, 0.000% to 7.250% due 8/19/02
             to 3/15/30; Market value -- $32,640)
             (Cost -- $32,000)..............................      32,000
                                                             -----------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $24,384,539**).......................... $35,277,896
                                                             ===========

--------
 +All or a portion of this security is on loan (See Note 7).
 ++Non-incoming producing security.
 #Security is valued by the Fund's Board of Directors and is restricted as to re-sale (See Note 5).
 *Risp NC - Risparmio Non-Convertible (non-convertible savings shares). **Aggregate cost for Federal income tax purposes is substantially the same.

See Notes to Financial Statements.

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The Italy Fund Inc.

Statement of Assets and Liabilities
July 31, 2002 (unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (Cost -- $24,384,539)......................... $35,277,896
Foreign currency, at value (Cost -- $1,431,968).....................   1,429,475
Cash................................................................         105
Collateral for securities on loan (Note 7)..........................   9,987,927
Dividends and interest receivable...................................         803
                                                                     -----------
Total Assets........................................................  46,696,206
                                                                     -----------

LIABILITIES:
Payable for securities on loan (Note 7).............................   9,987,927
Management fee payable..............................................      29,640
Payable for Fund shares purchased...................................       1,941
Accrued expenses....................................................     106,086
                                                                     -----------
Total Liabilities...................................................  10,125,594
                                                                     -----------
Total Net Assets.................................................... $36,570,612
                                                                     ===========

NET ASSETS:
Par value of capital shares......................................... $    49,966
Capital paid in excess of par value.................................  24,223,516
Undistributed net investment income.................................     833,853
Accumulated net realized gain from security transactions............     572,418
Net unrealized appreciation of investments and foreign currencies...  10,890,859
                                                                     -----------

Total Net Assets
(Equivalent to $7.32 a share on 4,996,586 shares of $0.01 par value outstanding; 20,000,000 shares authorized)........................ $36,570,612
                                                                     ===========

See Notes to Financial Statements.

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The Italy Fund Inc.

Statement of Operations
For the Six Months Ended July 31, 2002 (unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends................................................... $  980,921
Interest....................................................    122,733
Less: Foreign withholding tax...............................   (124,638)
                                                             ----------
Total Investment Income.....................................    979,016
                                                             ----------

EXPENSES:
Management fee (Note 2).....................................    141,527
Audit and legal.............................................     49,375
Administration fee (Note 2).................................     37,740
Directors' fees.............................................     29,753
Shareholder communications..................................     29,753
Shareholder and system servicing fees.......................     24,051
Custody.....................................................     19,796
Registration fees...........................................     11,157
Pricing service fees........................................        297
Other.......................................................      4,440
                                                             ----------
Total Expenses..............................................    347,889
                                                             ----------
Net Investment Income.......................................    631,127
                                                             ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
CURRENCIES (NOTE 3):
Realized Gain From:
  Security transactions (excluding short-term securities)...    572,632
  Foreign currency transactions.............................    259,071
                                                             ----------
Net Realized Gain...........................................    831,703
                                                             ----------
Change in Net Unrealized Appreciation From:
  Security transactions.....................................    226,884
  Foreign currency transactions.............................     54,159
                                                             ----------
Increase in Net Unrealized Appreciation.....................    281,043
                                                             ----------
Net Gain on Investments and Foreign Currencies..............  1,112,746
                                                             ----------
Increase in Net Assets From Operations...................... $1,743,873
                                                             ==========

See Notes to Financial Statements.

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The Italy Fund Inc.

Statements of Changes in Net Assets
For the Six Months Ended July 31, 2002 (unaudited)
and the Year Ended January 31, 2002
--------------------------------------------------------------------------------

                                                                     July 31     January 31
                                                                   -----------  ------------
OPERATIONS:
Net investment income............................................. $   631,127  $    218,140
Net realized gain.................................................     831,703     5,063,588
Increase (decrease) in net unrealized appreciation................     281,043   (28,909,784)
                                                                   -----------  ------------
Increase (Decrease) in Net Assets From Operations.................   1,743,873   (23,628,056)
                                                                   -----------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains................................................    (890,049)  (12,849,235)
                                                                   -----------  ------------
Decrease in Net Assets From Distributions to Shareholders.........    (890,049)  (12,849,235)
                                                                   -----------  ------------

FUND SHARE TRANSACTIONS (NOTE 8):
Treasury stock acquired...........................................    (149,789)   (1,098,925)
Tender offer......................................................     (17,061)  (13,523,743)
                                                                   -----------  ------------
Decrease in Net Assets From Fund Share Transactions...............    (166,850)  (14,622,668)
                                                                   -----------  ------------
Increase (Decrease) in Net Assets.................................     686,974   (51,099,959)

NET ASSETS:
Beginning of period...............................................  35,883,638    86,983,597
                                                                   -----------  ------------
End of period*.................................................... $36,570,612  $ 35,883,638
                                                                   ===========  ============
* Includes undistributed net investment income:...................    $833,853            --
                                                                   ===========  ============
* Includes accumulated net investment loss of:....................          --      $(56,345)
                                                                   ===========  ============

See Notes to Financial Statements.

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The Italy Fund Inc.

Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Italy Fund Inc. ("Fund"), a Maryland corporation, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing price in the primary exchange on which they are traded; securities for which no sales price was reported on that date are valued at the mean between the bid and ask price. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities. If bid and ask quotations are not available, then over-the-counter securities will be valued as determined in good faith by the Board of Directors; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value;
(d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f ) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At January 31, 2002, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $236,661 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected

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The Italy Fund Inc.

Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled.

2. Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Fund. The Fund pays SBFM a fee calculated at an annual rate of 0.95% of the average daily net assets for all management and administrative services. This fee is calculated daily and paid monthly.

All officers (except one) and one Director of the Fund are employees of Citigroup or its affiliates.

For the six months ended July 31, 2002, Salomon Smith Barney Inc. did not receive any brokerage commissions.

3. Investments

During the six months ended July 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases................................................... $4,348,672
                                                             ==========
Sales....................................................... $5,381,805
                                                             ==========

At July 31, 2002, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation............................... $13,382,425
Gross unrealized depreciation...............................  (2,489,068)
                                                             -----------
Net unrealized appreciation................................. $10,893,357
                                                             ===========

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The Italy Fund Inc.

Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Securities Valued by the Fund's Board of Directors

One of the Fund's investments is valued at the direction of the Fund's Board of Directors; this security is restricted as to resale and has been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to the restricted security. The table below shows the security valued by the Fund's Board of Directors:

          Number of Acquisition  7/31/02   Value Per Percentage of
Security   Shares      Date     Fair Value   Unit     Net Assets     Cost
--------  --------- ----------- ---------- --------- ------------- --------
ETF Group  42,200     3/13/00    $34,639     $0.82       0.09%     $297,774

6. Concentration of Risk

Because the Fund concentrates its investments in securities issued by Italian corporations, its portfolio may be subject to special risks and considerations not typically associated with investing in a broader range of securities, including foreign currency risk. In addition, the Fund is more susceptible to factors adversely affecting the Italian economy than a fund not concentrated in these issuers to the same extent.

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

                                      14

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The Italy Fund Inc.

Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------


At July 31, 2002, the Fund had loaned common stocks which were collateralized by cash. The market value for the securities on loan for the Fund was $9,490,481. The Fund invested the cash collateral amounting to $9,987,927 into the State Street Navigator Securities Lending Trust Prime Portfolio.

Interest income earned by the Fund from securities lending for the six months ended July 31, 2002 was $102,399.

8. Capital Stock

At July 31, 2002, the Fund had authority to issue 20,000,000 shares of common stock with a par value of $0.01 per share.

On October 27, 1998, the Fund commenced a share repurchase plan. Since the inception of the share repurchase plan, the Fund has repurchased 1,677,707 shares with a total cost of $25,375,872. For the six months ended July 31, 2002, the Fund has repurchased 22,800 shares with a total cost of $149,789.

In addition, for the year ended January 31, 2001, the Fund repurchased 2,012,879 shares through a tender offer, which terminated on September 5, 2000, amounting to $40,417,863, which included expenses of $99,897, paid during the year ended January 31, 2001. During the year ended January 31, 2002, the Fund paid additional expenses of $75,375 associated with the tender offer which terminated on September 5, 2000.

For the year ended January 31, 2002, the Fund repurchased 1,691,573 shares through a tender offer, which terminated on July 19, 2001, amounting to $13,448,368, which included expenses of $51,108, paid during the year ended January 31, 2002.

During the six months ended July 31, 2002, the Fund paid additional expenses of $17,061 associated with the tender offer which terminated on July 19, 2001.

                                      15

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The Italy Fund Inc.

Financial Highlights
--------------------------------------------------------------------------------

Set forth below is per share operating performance data for a share of common stock outstanding throughout each year ended January 31, unless otherwise noted. Total return and ratios to average net assets are also provided. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                  2002/(1)(2)/ 2002/(2)/ 2001/(2)/   2000      1999      1998
------------------------------------------------------------------------------------------------
Net Asset Value,                      $7.15     $12.73    $19.24     $18.09    $14.49    $11.94
 Beginning of Period.............   -------    -------   -------   --------  --------  --------
Income (Loss) From Operations:
  Net investment income..........      0.13       0.04      0.11       0.12      0.17      0.07
  Net realized and unrealized          0.22      (3.63)     1.36       3.94      3.82      2.50
   gain (loss)...................   -------    -------   -------   --------  --------  --------
Total Income (Loss) From               0.35      (3.59)     1.47       4.06      3.99      2.57
 Operations......................   -------    -------   -------   --------  --------  --------
Gain From Repurchase of                0.00*      0.02      0.16       0.27      0.07        --
 Treasury Stock..................   -------    -------   -------   --------  --------  --------
Gain From Tender Offer (3).......        --       0.13      0.12         --        --        --
                                    -------    -------   -------   --------  --------  --------
Loss From Stock Dividend (4).....        --         --     (0.28)        --        --        --
                                    -------    -------   -------   --------  --------  --------
Less Distributions From:
  Net investment income..........        --         --     (0.24)     (0.24)    (0.20)    (0.02)
  Net realized gains.............     (0.18)     (2.14)    (7.74)     (2.94)    (0.26)       --
                                    -------    -------   -------   --------  --------  --------
Total Distributions..............     (0.18)     (2.14)    (7.98)     (3.18)    (0.46)    (0.02)
                                    -------    -------   -------   --------  --------  --------
Net Asset Value, End of Period...     $7.32     $ 7.15    $12.73     $19.24    $18.09    $14.49
                                    =======      ======= =======   ========  ========  ========
Market Value, End of Period......     $6.45     $ 6.39    $11.45    $16.688   $14.938   $12.125
                                    =======    =======   =======   ========  ========  ========
Total Return,                          3.59%++  (27.04)%   21.90%     35.61%    26.96%    21.53%
 Based on Market Value (5).......   =======    =======   =======   ========  ========  ========
Total Return,                          5.07%++  (26.57)%   17.55%     29.10%    28.66%    21.59%
 Based on Net Asset Value (5)....   =======    =======   =======   ========  ========  ========
Net Assets, End of Period (000's)   $36,571    $35,884   $86,984   $160,731  $167,682  $137,712
                                    =======    =======   =======   ========  ========  ========
Ratios to Average Net Assets:
 Net investment income...........      3.36%+     0.41%     0.56%      0.68%     0.58%     0.61%
 Expenses........................      1.85+      1.84      1.32       1.23      1.22      1.29
Portfolio Turnover Rate..........        12%        82%       29%        28%       22%       16%

--------
(1) For the six months ended July 31, 2002 (unaudited).
(2) Per share amounts have been calculated using the average shares method.
(3) Calculated based on ending shares outstanding at the date of tender offers, July 19, 2001 and September 5, 2000, respectively.
(4) Calculated based on ending shares outstanding at the date of stock dividend distribution, December 29, 2000.
(5) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
 *Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

                                      16

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The Italy Fund Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)
--------------------------------------------------------------------------------


Pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan ("Plan"), a shareholder of the Fund whose shares are registered in his own name will automatically be a participant in the Plan and will have all distributions automatically reinvested in additional shares of the Fund by PFPC Global Fund Services ("PFPC"), as dividend-paying agent under the Plan, unless the shareholder informs PFPC that he elects to receive distributions in cash. Distributions with respect to shares registered in the name of a broker-dealer or nominee ("Nominee"), which holds shares for others (that is, in "street name"), may be reinvested by the Nominee in additional shares under the Plan, but only if the service is provided by the Nominee and the Nominee makes an election on behalf of the shareholder to participate in the Plan. Investors who own Fund shares registered in street name should consult their Nominee for details regarding reinvestment. Shareholders who do not participate in the Plan will receive all distributions in cash paid in dollars by check mailed directly to the shareholder by PFPC as dividend paying agent.

The number of shares of common stock participants in the Plan receive in lieu of a cash dividend is determined in the following manner. Whenever the market price of Fund shares is equal to or exceeds the net asset value of Fund shares at the time such shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at the greater of (i) net asset value per share or
(ii) 95% of the then current market value. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash, PFPC will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, as soon as practicable after the record date for the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants' accounts is based on the average per share purchase price of Fund shares so purchased, including brokerage commissions. Additionally, if the market price exceeds the net asset value of Fund shares before PFPC has completed its purchases, PFPC is permitted to cease purchasing shares and the Fund may issue the remaining shares at the greater of (a) net asset value or
(b) 95% of the then current market price.

Participants in the Plan have the option of making additional semi-annual cash payments to PFPC in any amount from $100 to $3,000 for investment in Fund shares. PFPC uses all funds so received (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about February 15 and August 15 of each year.

                                      17

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The Italy Fund Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited) (continued)
--------------------------------------------------------------------------------


Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a pro rata share of brokerage commissions incurred with respect to PFPC's open market purchases of Fund shares in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan is treated for federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

A shareholder may terminate participation in the Plan at any time by notifying PFPC in writing. A termination will be effective immediately if notice is received by PFPC no less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant's account in additional shares of the Fund. Upon termination and according to a participant's instructions, PFPC will either (i) issue certificates for the shares credited to a shareholder's Plan account together with a check representing any fractional shares or (ii) sell such shares in the market.

Information concerning the Plan may be obtained from PFPC Global Fund Services at 1-800-331-1710.

                             --------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

                                      18

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The Italy Fund Inc.
--------------------------------------------------------------------------------


INVESTMENT MANAGER AND ADMINISTRATOR

Smith Barney Fund Management LLC
333 W34th Street
New York, New York 10001

DIRECTORS

Phillip Goldstein
Glenn Goodstein
Dr. Paul Hardin
Heath B. McLendon
George M. Pavia

Alessandro C. di Montezemolo, Emeritus

OFFICERS

Heath B. McLendon
Chairman

Mario d'Urso
President

Lewis E. Daidone
Senior Vice President and Chief Administrative Officer

Rein W. van der Does
Vice President and Investment Officer

Richard L. Peteka
Chief Financial Officer and Treasurer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

           ---------------------------------------------------------

       This report is intended only for the shareholders of The Italy Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

           ---------------------------------------------------------

           ---------------------------------------------------------

       Comparisons between changes in the Fund's net asset value per share and changes in the Morgan Stanley Capital International Italy Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Euro/Dollar exchange rate.

           ---------------------------------------------------------

                              The Italy Fund Inc.

                               125 Broad Street
                               10th Floor, MF-2
                           New York, New York 10004

                                 FD01012 9/02
                                                                        02-3771